CONTINGENT LIABILITIES AND COMMITMENTS (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
2014	$ 122
2015	102
2016	73
Operating Leases, Future Minimum Payments, Due in Four and Five Years, Total	297
New Operating Lease Agreement [Member]
2014	48
2015	41
2016	22
Operating Leases, Future Minimum Payments, Due in Four and Five Years, Total	$ 111